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                                                                    EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of SouthTrust 401 (k) Plan on Form 11-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joanne Martin, Trust Officer of the Plan, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




By:  /s/ Joanne Martin
    ----------------------------------

Joanne Martin
Trust Officer of the Plan
SouthTrust Corporation
June 30, 2003





A signed original of this written statement required by Section 906 has been provided to SouthTrust Corporation and will be retained by SouthTrust Corporation and furnished to the Securities and Exchange Commission or its staff upon request.